COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 31, 2021 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	12.0%
BANKS	2.8%
Citigroup, Inc., 7.125% to 9/30/23, Series J(a),(b)		36,229	$1,019,122
GMAC Capital Trust I, 5.983% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		406,885	10,367,430
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		153,670	4,253,585
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		44,985	1,209,197
Texas Capital Bancshares, Inc., 5.75%, Series B(a)		99,750	2,532,652
Wells Fargo & Co., 5.85% to 9/15/23, Series Q(a),(b)		59,270	1,588,436

			20,970,422

ELECTRIC	2.0%
SCE Trust V, 5.45% to 3/15/26, Series K(a),(b)		153,021	3,911,217
WESCO International, Inc., 10.625% to 6/22/25, Series A(a),(b)		351,462	10,818,000

			14,729,217

ENERGY—FOREIGN	0.3%
TC Energy Corp., 3.903% to 4/30/24, Series 7 (Canada)(a),(b)		153,425	2,325,731

FINANCIAL	1.2%
DIVERSIFIED FINANCIAL SERVICES	0.8%
Synchrony Financial, 5.625%, Series A(a)		219,971	5,868,826

INVESTMENT BANKER/BROKER	0.4%
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		28,648	806,442
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		92,138	2,609,348

			3,415,790

TOTAL FINANCIAL			9,284,616

INDUSTRIALS—CHEMICALS	1.7%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		96,441	2,662,736
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		129,600	3,579,552
CHS, Inc., 7.50%, Series 4(a)		212,961	6,131,147

			12,373,435

INSURANCE—LIFE/HEALTH INSURANCE	1.0%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		145,474	4,175,104
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a),(b)		114,899	3,228,662

			7,403,766

INTEGRATED TELECOMMUNICATIONS SERVICES	0.9%
Telephone and Data Systems, Inc., 6.625%, Series UU(a)		98,266	2,610,928

		Shares		Value
United States Cellular Corp., 5.50%, due 3/1/70		167,200		$4,260,256

				6,871,184

PIPELINES	1.5%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		210,130		5,032,614
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(b)		244,087		5,836,120

				10,868,734

PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 3.94% to 3/1/25, Series 11 (Canada)(a),(b)		56,895		797,263
Enbridge, Inc., 4.959% to 9/1/22, Series L (Canada)(a),(b)		110,522		2,114,286

				2,911,549

UTILITIES—MULTI-UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		59,617		1,661,526

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$85,901,521)				89,400,180

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	124.4%
BANKS	40.5%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		36,200	†	3,954,850
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(a),(c)		$1,609,000		1,584,229
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		8,223,000		8,978,858
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		9,710,000		10,784,848
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		8,884,000		9,835,861
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		13,547,000		15,206,507
Bank of New York Mellon Corp./The, 4.70% to 9/20/25, Series G(a),(b)		1,786,000		1,939,507
Citigroup, Inc., 3.875% to 2/18/26(a),(b)		11,080,000		11,055,956
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		16,600,000		17,588,032
Citigroup, Inc., 5.95% to 1/30/23(a),(b)		2,000,000		2,098,986
Citigroup, Inc., 5.95% to 5/15/25, Series P(a),(b)		10,213,000		11,030,040
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		8,261,000		9,458,845
Citizens Financial Group, Inc., 4.154% (3 Month US LIBOR + 3.96%), Series A (FRN)(a),(c)		1,000,000		997,780
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a),(b)		1,977,000		2,188,677

	Principal Amount		Value
Citizens Financial Group, 104 Inc., 6.375% to 4/6/24, Series C(a),(b)	$2,000,000		$2,112,500
CoBank ACB, 6.125%, Series G(a)	32,250	†	3,345,938
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)	117,000	†	12,314,250
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)	5,755,000		6,244,175
Comerica, Inc., 5.625% to 7/1/25(a),(b)	2,861,000		3,157,829
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)	1,830,280		2,594,422
Farm Credit Bank of Texas, 5.70% to 9/15/25, Series 4, 144A(a),(b),(d)	4,275,000		4,675,781
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)	77,500	†	8,525,000
First Horizon Bank, 3.75% (3 Month US LIBOR + 0.85%, Floor 3.75%), 144A (FRN)(a),(c),(d)	17,750	†	14,821,250
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)	2,170,000		2,349,025
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a),(b)	3,923,000		4,094,435
Huntington Bancshares, Inc., 5.625% to 7/15/30, Series F(a),(b)	2,343,000		2,613,031
JPMorgan Chase & Co., 3.522% (3 Month US LIBOR + 3.32%), Series V (FRN)(a),(c)	4,000,000		3,987,000
JPMorgan Chase & Co., 3.682% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(c)	3,000,000		3,001,613
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)	18,117,000		19,545,436
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a),(b)	8,050,000		8,645,977
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)	14,374,000		15,743,604
Mellon Capital IV, 4.00% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)	8,667,000		8,668,820
PNC Financial Services Group, Inc./The, 6.75% to 8/1/21, Series O(a),(b)	8,289,000		8,428,255
Regions Financial Corp., 5.75% to 6/15/25, Series D(a),(b)	2,173,000		2,398,449
Truist Bank, 0.834% (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)(c)	2,185,000		2,119,059
Truist Financial Corp., 4.80% to 9/1/24, Series N(a),(b)	3,038,000		3,189,353
Truist Financial Corp., 4.95% to 9/1/25, Series P(a),(b)	3,804,000		4,132,095
Truist Financial Corp., 5.10% to 3/1/30, Series Q(a),(b)	4,361,000		4,765,701
Truist Financial Corp., 5.125% to 12/15/27, Series M(a),(b)	5,935,000		6,283,681
US Bancorp, 3.50% (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)(a),(c)	5,318	†	4,959,035
Wachovia Capital Trust II, 0.741% (3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)(c)	1,550,000		1,486,929
Wells Fargo & Co., 3.90% to 3/15/26(a),(b)	15,095,000		15,253,875
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)	5,467,000		6,032,835
Wells Fargo & Co., 5.90% to 6/15/24, Series S(a),(b)	5,278,000		5,628,251
Wells Fargo & Co., 5.95%, due 12/15/36	2,893,000		3,857,002
Wells Fargo & Co., 7.95%, due 11/15/29, Series B	445,000		593,979

			302,271,561

		Principal Amount	Value
BANKS—FOREIGN	42.2%
Abanca Corp. Bancaria SA, 6.00% to 1/20/26 (Spain)(a),(b),(e),(f)		$1,800,000	$2,153,658
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(f)		2,200,000	2,568,247
Banco Bilbao Vizcaya Argentaria SA, 6.50% to 3/5/25, Series 9 (Spain)(a),(b),(f)		3,400,000	3,681,690
Banco BPM SpA, 6.125% to 1/21/25 (Italy)(a),(b),(e),(f)		2,200,000	2,652,392
Banco BPM SpA, 6.50% to 1/19/26 (Italy)(a),(b),(e),(f)		1,000,000	1,240,982
Banco de Sabadell SA, 5.75% to 3/15/26 (Spain)(a),(b),(e),(f)		2,200,000	2,623,417
Banco de Sabadell SA, 6.50% to 5/18/22 (Spain)(a),(b),(e),(f)		600,000	713,647
Banco do Brasil SA/Cayman, 9.00% to 6/18/24, 144A (Brazil)(a),(b),(d),(f)		2,400,000	2,626,152
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		2,400,000	2,645,726
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		7,900,000	8,600,677
Bank of Ireland Group PLC, 6.00% to 9/1/25 (Ireland)(a),(b),(e),(f)		1,600,000	2,056,325
Bank of Ireland Group PLC, 7.50% to 5/19/25 (Ireland)(a),(b),(e),(f)		2,800,000	3,827,813
Bank of Montreal, 4.30% to 10/26/25, due 11/26/80 (Canada)(b)		2,200,000	1,830,585
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a),(b)		5,220,000	5,562,589
Barclays PLC, 5.875% to 9/15/24 (United Kingdom)(a),(b),(e),(f)		1,800,000	2,605,490
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a),(b),(f)		2,600,000	2,842,450
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(f)		1,800,000	2,800,398
Barclays PLC, 7.25% to 3/15/23 (United Kingdom)(a),(b),(e),(f)		1,600,000	2,384,977
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		6,000,000	6,318,750
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(f)		4,800,000	5,330,271
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(f)		6,528,000	7,149,270
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(f)		1,000,000	1,040,100
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(f)		3,200,000	3,710,768
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)(a),(b),(d)		1,200,000	1,288,255
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(f)		5,200,000	6,035,614
CaixaBank SA, 5.875% to 10/9/27 (Spain)(a),(b),(e),(f)		1,400,000	1,855,234
Commerzbank AG, 6.125% to 10/9/25 (Germany)(a),(b),(e),(f)		2,800,000	3,520,285
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(e),(f)		1,400,000	1,501,578
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(f)		5,200,000	5,775,614
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(f)		5,800,000	6,521,375
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(f)		3,250,000	3,926,406

	Principal Amount	Value
Credit Suisse Group AG, 5.25% to 2/11/27, 144A (Switzerland)(a),(b),(d),(f)	$6,000,000	$6,075,000
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(f)	5,900,000	6,288,426
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)	10,900,000	11,357,909
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(f)	3,000,000	3,256,485
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(f)	4,063,000	4,410,545
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(f)	15,400,000	16,321,844
Danske Bank A/S, 7.00% to 6/26/25 (Denmark)(a),(b),(e),(f)	1,247,000	1,403,686
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)	3,400,000	3,538,125
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	2,295,000	3,770,685
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a),(b),(f)	2,400,000	2,379,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(f)	6,400,000	7,061,600
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(f)	3,200,000	3,594,000
ING Groep N.V., 5.75% to 11/16/26 (Netherlands)(a),(b),(f)	3,400,000	3,711,389
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(f)	2,400,000	2,659,560
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(a),(b),(e),(f)	400,000	437,000
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	3,400,000	3,545,942
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(f)	3,600,000	4,095,000
Lloyds Banking Group PLC, 6.413% to 10/1/35, 144A (United Kingdom)(a),(b),(d)	1,000,000	1,261,795
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(b),(d)	1,000,000	1,294,295
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(f)	4,250,000	4,748,185
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(f)	2,400,000	2,748,000
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d),(f)	2,000,000	2,153,330
Natwest Group PLC, 5.125% to 5/12/27 (United Kingdom)(a),(b),(f)	1,800,000	2,613,270
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a),(b),(f)	2,400,000	2,639,280

		Principal Amount	Value
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(f)		$4,800,000	$5,638,656
Natwest Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(f)		6,581,000	6,751,909
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(f)		3,200,000	3,658,672
Raiffeisen Bank International AG, 6.00% to 6/15/26 (Austria)(a),(b),(e),(f)		1,000,000	1,269,858
Royal Bank of Canada, 4.50% to 10/24/25, due 11/24/80, Series 1 (Canada)(b)		4,200,000	3,538,434
Societe Generale SA, 5.375% to 11/18/30, 144A (France)(a),(b),(d),(f)		3,600,000	3,712,500
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(f)		6,800,000	7,588,120
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(f)		5,400,000	5,528,088
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(f)		9,089,000	10,101,515
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(f)		4,000,000	4,693,001
Standard Chartered PLC, 4.75% to 1/14/31, 144A (United Kingdom)(a),(b),(d),(f)		2,000,000	1,994,250
Standard Chartered PLC, 7.014% to 7/30/37, 144A (United Kingdom)(a),(b),(d)		3,900,000	5,083,650
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(f)		6,000,000	6,295,770
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(f)		7,400,000	8,023,376
Stichting AK Rabobank Certificaten, 2.188% (Netherlands)(a),(e)		4,173,150	6,353,665
Svenska Handelsbanken AB, 4.375% to 3/1/27 (Sweden)(a),(b),(e),(f)		1,600,000	1,668,922
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a),(b),(e),(f)		2,400,000	2,517,024
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)		4,200,000	4,749,889
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		2,800,000	3,199,000
UBS Group AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(f)		5,800,000	6,374,693
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		2,000,000	2,040,504
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(b),(e),(f)		1,600,000	2,224,952
UniCredit SpA, 8.00% to 6/3/24 (Italy)(a),(b),(e),(f)		3,200,000	3,578,000

			315,339,534

ELECTRIC	2.9%
CenterPoint Energy, Inc., 6.125% to 9/1/23, Series A(a),(b)		656,000	687,467
CMS Energy Corp., 4.75% to 3/1/30, due 6/1/50(b)		2,850,000	3,085,125
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a),(b)		461,000	486,494
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		4,000,000	4,236,000

		Principal Amount		Value
Sempra Energy, 4.875% to 10/15/25(a),(b)		$8,000,000		$8,580,000
Southern California Edison Co., 6.25% to 2/1/22, Series E(a),(b)		4,408,000		4,516,231

				21,591,317

FINANCIAL	8.1%
CREDIT CARD	1.2%
American Express Co., 3.622% (3 Month US LIBOR + 3.428%), Series B (FRN)(a),(c)		3,894,000		3,898,867
Discover Financial Services, 5.50% to 10/30/27, Series C(a),(b)		1,933,000		2,013,316
Discover Financial Services, 6.125% to 6/23/25, Series D(a),(b)		2,610,000		2,906,888

				8,819,071

DIVERSIFIED FINANCIAL SERVICES	1.2%
Apollo Management Holdings LP, 4.95% to 12/17/24, due 1/14/50, 144A(b),(d)		2,036,000		2,099,625
ILFC E-Capital Trust II, 4.22% to 5/13/21, due 12/21/65, 144A(b),(d)		8,000,000		6,650,000

				8,749,625

INVESTMENT BANKER/BROKER	5.7%
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a),(b)		4,239,000		4,172,236
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a),(b)		16,699,000		16,987,892
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a),(b)		9,334,000		10,334,325
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		6,000,000		6,268,920
Morgan Stanley, 3.851% (3 Month US LIBOR + 3.61%), Series H (FRN)(a),(c)		5,000,000		5,007,612

				42,770,985

TOTAL FINANCIAL				60,339,681

FINANCIAL—FOREIGN	0.4%
AerCap Global Aviation Trust, 6.50% to 6/15/25, due 6/15/45, 144A (Ireland)(b),(d)		3,200,000		3,340,000

FOOD	0.8%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g)		58,200	†	5,849,100

INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.7%
General Electric Co., 3.514% (3 Month US LIBOR + 3.33%), Series D (FRN)(a),(c)		5,391,000		5,101,234

INSURANCE	16.4%
LIFE/HEALTH INSURANCE	5.2%
Equitable Holdings, Inc., 4.95% to 9/15/25, Series B(a),(b)		5,020,000		5,321,200

		Principal Amount	Value
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		$3,000,000	$4,176,750
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		8,900,000	13,060,642
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		1,856,000	1,978,845
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		7,108,000	7,621,677
SBL Holdings, Inc., 7.00% to 5/13/25, 144A(a),(b),(d)		3,130,000	3,020,450
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b)		3,500,000	3,749,786

			38,929,350

LIFE/HEALTH INSURANCE—FOREIGN	2.6%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(a),(b),(e),(f)		1,000,000	1,258,706
Dai-ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		2,100,000	2,328,375
Dai-ichi Life Insurance Co., Ltd./The, 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		3,250,000	3,310,937
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(e)		2,753,000	3,048,948
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		2,200,000	2,296,160
Legal & General Group PLC, 5.625% to 3/24/31 (United Kingdom)(a),(b),(e),(f)		2,300,000	3,466,596
Phoenix Group Holdings PLC, 5.625% to 1/29/25 (United Kingdom)(a),(b),(e),(f)		750,000	792,750
Rothesay Life PLC, 6.875% to 9/12/28 (United Kingdom)(a),(b),(e),(f)		2,000,000	3,148,059

			19,650,531

MULTI-LINE	2.6%
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		2,960,000	3,307,800
American International Group, Inc., 8.175% to 5/15/38, due 5/15/68(b)		4,800,000	6,678,811
Hartford Financial Services Group, Inc./The, 2.319% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		9,885,000	9,514,085

			19,500,696

MULTI-LINE—FOREIGN	0.7%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		3,600,000	4,990,914

PROPERTY CASUALTY	1.7%
Enstar Finance LLC, 5.75% to 9/1/25, due 9/1/40(b)		4,384,000	4,608,680
Markel Corp., 6.00% to 6/1/25(a),(b)		5,140,000	5,596,175

		Principal Amount	Value
PartnerRe Finance B LLC, 4.50% to 4/1/30, due 10/1/50(b)		$2,150,000	$2,196,332

			12,401,187

PROPERTY CASUALTY—FOREIGN	3.2%
Athora Netherlands NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(e)		4,700,000	4,934,953
Athora Netherlands NV, 7.00% to 6/19/25 (Netherlands)(a),(b),(e),(f)		2,000,000	2,667,834
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(b),(e)		3,400,000	3,417,595
QBE Insurance Group Ltd., 5.875% to 5/12/25, 144A (Australia)(a),(b),(d)		3,200,000	3,452,000
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(e)		3,200,000	3,496,305
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(e)		5,205,000	5,828,689

			23,797,376

REINSURANCE	0.4%
AXIS Specialty Finance LLC, 4.90% to 1/15/30, due 1/15/40(b)		3,010,000	3,089,012

TOTAL INSURANCE			122,359,066

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.4%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		2,577,000	3,110,667

OIL & GAS—FOREIGN	1.7%
BP Capital Markets PLC, 4.875% to 3/22/30 (United Kingdom)(a),(b)		12,200,000	13,099,750

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series G(a),(b)		518,000	505,982

PIPELINES—FOREIGN	5.6%
Enbridge, Inc., 5.75% to 4/15/30, due 7/15/80, Series 20-A (Canada)(b)		10,800,000	11,583,000
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		3,468,000	3,705,710
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		3,604,000	3,779,324
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		9,441,000	10,125,473

		Principal Amount	Value
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		$11,673,000	$12,735,332

			41,928,839

REAL ESTATE—RETAIL—FOREIGN	1.7%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80, 144A (Australia)(b),(d)		6,000,000	6,315,000
Scentre Group Trust 2, 5.125% to 6/24/30, due 9/24/80, 144A (Australia)(b),(d)		6,000,000	6,250,200

			12,565,200

UTILITIES	2.9%
ELECTRIC UTILITIES	0.7%
Edison International, 5.375% to 3/15/26, Series A(a),(b)		5,520,000	5,609,976

ELECTRIC UTILITIES—FOREIGN	2.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		13,220,000	15,047,731
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		1,032,000	1,202,280

			16,250,011

TOTAL UTILITIES			21,859,987

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$879,349,099)			929,261,918

		Shares
SHORT-TERM INVESTMENTS	2.3%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%(h)		17,152,878	17,152,878

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$17,152,878)			17,152,878

PURCHASED OPTION CONTRACTS (Premiums paid—$1,037,748)	0.2%		1,147,545

		Value
TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$983,441,246)	138.9%	$1,036,962,521
WRITTEN OPTION CONTRACTS	(0.1)	(639,747)
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.8)	(289,610,868)

NET ASSETS (Equivalent to $25.81 per share based on 28,935,012 shares of common stock outstanding)	100.0%	$746,711,906

Over-the-Counter Option Contracts

Purchased Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount(j)	Premiums Paid	Value
Option to receive 3-month LIBOR Quarterly, Pay 1.75% Semiannually, maturing 9/21/31	Goldman Sachs International	1.75%	9/17/21		$30,673,000	$610,298	$847,464

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Paid	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$128.00	9/17/21	1,030	$13,395,150	$427,450	$300,081

Written Options Interest Rate Swaptions
Description	Counterparty	Exercise Rate	Expiration Date		Notional Amount(j)	Premiums Received	Value
Option to pay 3-month LIBOR Quarterly, Receive 2.00% Semiannually, maturing 9/21/31	Goldman Sachs International	2.00%	9/17/21		$(30,673,000)	$(355,744)	$(499,939)

Equity Options
Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(k)	Premiums Received	Value
Put—iShares iBoxx Investment Grade Corporate Bond ETF	Goldman Sachs International	$121.00	9/17/21	(1,030)	$(13,395,150)	$(178,097)	$(139,808)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly) (l)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$85,000,000	0.548%	Monthly	0.106%	Monthly	9/15/25	$996,587	$—	$996,587
94,000,000	1.280	Monthly	0.109	Monthly	2/3/26	(1,724,433)	(16,163)	(1,740,596)
90,000,000	0.930	Monthly	0.106	Monthly	9/15/27	1,768,189	—	1,768,189

						$1,040,343	$(16,163)	$1,024,180

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	CAD	7,520,161	USD	5,913,796	4/5/21	$(70,367)
Brown Brothers Harriman	CAD	1,130,969	USD	891,193	4/5/21	(8,774)
Brown Brothers Harriman	CAD	637,587	USD	503,245	4/5/21	(4,115)
Brown Brothers Harriman	CAD	1,173,945	USD	936,281	4/5/21	2,115
Brown Brothers Harriman	USD	8,321,333	CAD	10,462,662	4/5/21	4,323
Brown Brothers Harriman	EUR	34,341,828	USD	41,511,715	4/6/21	1,239,053

Forward Foreign Currency Exchange Contracts (continued)
Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	GBP	15,262,075	USD	21,278,232	4/6/21	$237,948
Brown Brothers Harriman	USD	35,321,155	EUR	30,058,767	4/6/21	(71,239)
Brown Brothers Harriman	USD	1,763,356	EUR	1,480,443	4/6/21	(27,240)
Brown Brothers Harriman	USD	1,629,541	EUR	1,367,650	4/6/21	(25,698)
Brown Brothers Harriman	USD	1,707,770	EUR	1,434,968	4/6/21	(24,983)
Brown Brothers Harriman	USD	4,023,125	GBP	2,899,660	4/6/21	(25,656)
Brown Brothers Harriman	USD	17,061,863	GBP	12,362,415	4/6/21	(19,048)
Brown Brothers Harriman	CAD	10,506,847	USD	8,356,209	5/4/21	(4,990)
Brown Brothers Harriman	EUR	29,748,219	USD	34,974,089	5/4/21	68,085
Brown Brothers Harriman	GBP	12,388,992	USD	17,099,039	5/5/21	17,910

						$1,287,324

Glossary of Portfolio Abbreviations

CAD	Canadian Dollar
EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 31, 2021.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $269,696,489 which represents 36.1% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $116,045,185 which represents 15.5% of the net assets of the Fund, of which 0.0% are illiquid.

(f)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $288,088,849 which represents 38.6% of the net assets of the Fund (27.1% of the managed assets of the Fund).

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.

(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Represents the notional amount of the underlying swap contract.
(k)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(l)	Based on 1 month LIBOR. Represents rates in effect at March 31, 2021.

Country Summary	% of Managed Assets
United States	52.7
United Kingdom	10.9
Canada	6.9
France	6.8
Switzerland	6.0
Australia	2.8
Netherlands	2.4
Italy	1.4
Spain	1.3
Ireland	0.9
Japan	0.8
Hong Kong	0.8
Germany	0.5
Other (includes short-term investments)	5.8

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$89,400,180	$89,400,180	$—	$—
Preferred Securities—Capital Securities:
Food	5,849,100	—	—	5,849,100
Other Industries	923,412,818	—	923,412,818	—
Purchased Option Contracts	1,147,545	—	1,147,545	—
Short-Term Investments	17,152,878	—	17,152,878	—

Total Investments in Securities(a)	$1,036,962,521	$89,400,180	$941,713,241	$5,849,100	(b)

Interest Rate Swap Contracts	$2,764,776	$—	$2,764,776	$—
Forward Foreign Currency Exchange Contracts	1,569,434	—	1,569,434	—

Total Derivative Assets(a)	$4,334,210	$—	$4,334,210	$—

Interest Rate Swap Contracts	$(1,740,596)	$—	$(1,740,596)	$—
Written Option Contracts	(639,747)	—	(639,747)	—
Forward Foreign Currency Exchange Contracts	(282,110)	—	(282,110)	—

Total Derivative Liabilities(a)	$(2,662,453)	$—	$(2,662,453)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2020	$5,616,300
Change in unrealized appreciation (depreciation)	232,800

Balance as of March 31, 2021	$5,849,100

The change in unrealized appreciation (depreciation) attributable to securities owned on March 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $232,800.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Note 2. Derivative Investments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Interest Rate Swaption Contracts: The Fund may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises the swaption. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, and amortized or accreted over the life of the swap and recorded as realized gain (loss). Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts and forward foreign currency exchange contracts activity for the three months ended March 31, 2021:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$44,068,150	$44,068,150	$270,000,000	$67,046,630

(a)

Notional amount for swaption contracts represents the notional amount of the underlying swap contract. Notional amount for all other option contracts is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

(b)

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month-end. For the period, this represents one month for both purchased and written option contracts.